UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2014

B/E AEROSPACE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida		33414-2105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

Effective on November 14, 2014, Michael F. Senft, a member of the Board of Directors (the “Board”) of B/E Aerospace, Inc. (the “Company”), will resign from the Board as a Class I Director of the Company.

Item 5.02(d)

On November 13, 2014, the Company issued a press release announcing the appointment of Mr. James F. Albaugh as a Class I Director of the Company, effective November 14, 2014.  Mr. Albaugh will serve on the Compensation Committee of the Board.  There was no arrangement or understanding between Mr. Albaugh and any other persons pursuant to which he was selected as a director and there are no related party transactions between Mr. Albaugh and the Company.

In connection with his appointment to the Board, Mr. Albaugh will receive compensation for his service as a director of the Company consistent with that provided to the other non-employee directors.  See the Company’s annual proxy statement under the heading “Compensation of Directors” for further information on compensation paid to non-employee directors.

A copy of the Company’s press release announcing the appointment of Mr. Albaugh as a Director of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On November 11, 2014, the Board authorized a share repurchase program for the repurchase of outstanding shares of the Company’s Common Stock having an aggregate purchase price of up to $400 million.

All decisions regarding future stock repurchases will be evaluated from time to time in light of various factors, including the Company’s financial condition, earnings, capital requirements and debt covenants, if any, other contractual restrictions, legal requirements (including compliance with published Internal Revenue Service guidelines for tax-free spin-offs), regulatory constraints, industry practice and other factors that the Company may deem relevant. The stock repurchase program may be modified, extended, suspended or discontinued at any time, and the Company cannot provide any assurances that any shares will be repurchased.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated November 13, 2014 announcing the appointment of Mr. Albaugh as a Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B/E AEROSPACE, INC.

	By:	/s/ Thomas P. McCaffrey
		Name:	Thomas P. McCaffrey
		Title:	Senior Vice President and Chief Financial Officer

Date: November 13, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated November 13, 2014 announcing the appointment of Mr. Albaugh as a Director of the Company.